SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         PINNACLE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

                Virginia                                   54-1832714
         (State of Incorporation               (IRS Employer Identification No.)
            or Organization)

            622 Broad Street
           Altavista, Virginia                               24517
(Address of Principal Executive Offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                None                                     Not Applicable
(Title of each each exchange on which           (Name of each exchange on which
        to be so registered)                    each class is to be registered)


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $3.00 par value
                                (Title of class)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]
         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]
         Securities Act registration statement file number to which this form relates: No. 333-20399

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered.

         The information contained in "Description of Holding Company Capital Stock" on page 20 in the Registrant's Proxy Statement/Prospectus filed as part of the Registration Statement on Form S-4, Registration No. 333-20399, with the Securities and Exchange Commission on January 24, 1997, as amended on January 30, 1997 (Pre-Effective Amendment No. 1), is hereby incorporated by reference.

Item 2.           Exhibits

         The following documents included as exhibits, as indicated, to Registrant's Registration Statement on Form S-4, Registration No. 333-20399, filed with the Securities and Exchange Commission on January 24, 1997, as amended on January 30, 1997 (Pre-Effective Amendment No. 1), are hereby incorporated herein by reference.

Exhibit Description                                    Exhibit Number
-------------------                                    --------------
Articles of Incorporation                              3.1 [Incorporated by
                                                       reference from the
                                                       Registration Statement on
                                                       Form S-4, No. 333-20399,
                                                       dated January 24, 1997
                                                       (Exhibit 3(i)), amended
                                                       January 30, 1997 (Exhibit
                                                       3(i))]

Bylaws                                                 3.2 [Incorporated by
                                                       reference from the
                                                       Registration Statement on
                                                       Form S-4, No. 333-20399,
                                                       dated January 24, 1997
                                                       (Exhibit 3(ii))]

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PINNACLE BANKSHARES CORPORATION


Dated:  March 10, 1998              By:     /s/ Robert H. Gilliam, Jr.
                                       -------------------------------
                                                 Robert H. Gilliam, Jr.
                                                 President and Chief
                                                 Executive Officer